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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                     FORM 8-K


                                  CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934




                          Date of Report:  March 31, 1995
                 Date of earliest event reported:  March 28, 1995


                        SOUTHERN CALIFORNIA EDISON COMPANY
              (Exact name of registrant as specified in its charter)



         CALIFORNIA                         1-2313                95-1240335
(State or other jurisdiction of           (Commission          (I.R.S. employer
incorporation or organization)           file number)       identification no.)


                             2244 Walnut Grove Avenue
                                  (P.O. Box 800)
                            Rosemead, California  91770
           (Address of principal executive offices, including zip code)


                                   818-302-1212
               (Registrant's telephone number, including area code)


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Item 5.     Other Events

        On March 28, 1995, Southern California Edison Company announced that it will freeze rates through 1996 for four million customers and lower rates by 25% across the board by the year 2000. The Company also announced a broad set of initiatives to provide customers more pricing options, new service guarantees and enhanced environmental quality.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

   (c)    Exhibits

          See Exhibit 20 --      Edison Announces Price Freeze for
                                 Homes and Small Businesses, Sets
                                 Five-Year 25% Price Reduction
                                 Goal, Unveils New Price Options



                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SOUTHERN CALIFORNIA EDISON COMPANY


                                                     W. J. Scilacci
                                      ----------------------------------
                                                     W. J. Scilacci
                                                   Assistant Treasurer

March 31, 1995